OTHER PAYABLES AND ACCRUALS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
OTHER PAYABLES AND ACCRUALS
Receipts from customers	¥ 792,426		¥ 958,347
Payables to customers related to government subsidies	362,567		164,572
Professional service fees	3,839		4,281
Office expenses	7,290		8,769
Payables to employees related to net proceeds from share options exercised	2,806		56,594
Others	10,027		19,079
Total	¥ 1,178,955	$ 180,683	¥ 1,211,642